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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 9, 2003
 ...............................................................................
                Date of Report (Date of earliest event reported)


                                   Dtomi, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)

         Nevada                                            98-0207554
.................................................................................
(State or other jurisdiction    (Commission           (IRS Employer of
   incorporation)                File  Number)       Identification No.)


             200 9th Avenue, Suite 220, Safety Harbor, Florida 34965
.................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (727) 723-8664
 ...............................................................................
               Registrant's telephone number, including area code


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On April 7, 2003, Dtomi, Inc. ("Dtomi" or the "Company") executed that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), with John Simpson of Richland, Washington, pursuant to which the Company acquired United States Patent #6,530,580 (the "Patent") in exchange for 711,992 shares of Dtomi's common stock and the assumption by Dtomi of certain liabilities relating to costs associated with commercializing the technology underlying the Patent. A copy of the Asset Purchase Agreement is attached to this Current Report on Form 8-K (the "Report") as Exhibit 10.


In connection with the Patent acquisition, Dtomi expects to enter into an employment agreement with John Simpson. On April 7, 2003, Mr. Simpson assumed the position of President of Dtomi and will oversee the implementation of Dtomi's business plan and the deployment of the Patent. Mr. Simpson has also been appointed to the board of directors for Dtomi.

A copy of the press release regarding the Patent acquisition, reverse-split, hiring of John Simpson by Dtomi, appointment of John Simpson to the board of directors of Dtomi and the resignation of John "JT" Thatch is attached to this Report as Exhibit 99.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

REVERSE SPLIT

In connection with the acquisition of the Patent, Dtomi has effected a 1-for-20 reverse-split of its issued and outstanding stock.

CHANGE IN DIRECTORS AND OFFICERS

Effective April 7, 2003, John "JT" Thatch resigned as President of Dtomi. Mr. Thatch will serve as the Company's Chief Executive Officer.

Mr. Simpson assumed the position of President of Dtomi and has also been appointed to the board of directors for Dtomi.

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EXHIBIT
NUMBER       DESCRIPTION
-------      -------------
10           Asset Purchase Agreement by and between Dtomi, Inc. and John
             Simpson.

99           Press Release of Dtomi, Inc., released on April 9, 2003.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Dtomi, Inc.
                                          (Name of Registrant)


Date:  April 9, 2003                By:   /S/ JOHN SIMPSON
                                         ---------------------------------
                                         John Simpson
                                         President










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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -------------
10           Asset Purchase Agreement by and between Dtomi, Inc. and John
             Simpson.

99           Press Release of Dtomi, Inc., released on April 9, 2003.










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